EXHIBIT 10.8
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                            FIFTH AMENDMENT TO LEASE

     THIS FIFTH AMENDMENT TO LEASE is written and made in duplicate on this 9th day of July, 2001, by and between SCHNITZER INVESTMENT CORP. ("Landlord") and SCHNITZER STEEL INDUSTRIES, INC. ("Tenant"). Each may be referred to from time to time as a "Party" and collectively as the "Parties."


                                    RECITALS

     WHEREAS, under a certain indenture of Lease (the "Lease") dated September 1, 1988, as amended by the Amendment of Lease dated July 2, 1990, the Second Amendment of Lease dated October 28, 1994, the Third Amendment of Lease dated February, 1998 and the Fourth Amendment of Lease dated July 1, 1998, which are, with the Lease, incorporated by this reference, Landlord leased certain real property in Portland, Multnomah County, Oregon, as described in the Lease to Tenant.

     WHEREAS, Landlord and Tenant have agreed to temporarily modify Tenant's "Base Rent", as that term is defined in the Lease; and it is the purpose of the Fifth Amendment of Lease to set forth all the terms and conditions of the Parties agreement in that regard.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Fifth Amendment of Lease, the Parties covenant and agree as follows:

     1. RENT REDUCTION: Notwithstanding anything to the contrary in the Lease, Tenant's Base Rent for the months of August, 2001 and September, 2001 will be $91.767.00 per month.

     2. OTHER TERMS: Except as they may be modified in this Fifth Amendment of Lease, all the other terms and conditions of the Lease shall remain unmodified and in full force and effect.

         IN WITNESS WHEREOF, the Parties have executed this Fifth Amendment to Lease as of the date first hereinabove written.



LANDLORD:                                   TENANT:

SCHNITZER INVESTMENT CORP.                  SCHNITZER STEEL INDUSTRIES, INC.


By:  Linda M. Wakefield                     By: Terry Glucoft
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     Linda Wakefield
     Vice President                         Title: V.P.
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